Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

First Quarter 2014

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 7, 2014

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions)

Year-to-date		%		2013				2014
2014	2013	Change		1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
945	769	23%	U.S. Retirement Solutions and Investment Management Division	769	851	1,231	996	945
131	146	-10%	U.S. Individual Life and Group Insurance Division	146	163	216	215	131
837	877	-5%	International Insurance Division	877	850	778	647	837
(342)	(314)	-9%	Corporate and other operations	(314)	(347)	(312)	(397)	(342)

1,571	1,478	6%	Total pre-tax adjusted operating income	1,478	1,517	1,913	1,461	1,571
434	406	7%	Income taxes, applicable to adjusted operating income	406	424	540	413	434

1,137	1,072	6%	Financial Services Businesses after-tax adjusted operating income	1,072	1,093	1,373	1,048	1,137

			Reconciling items:
(8)	(3,003)	100%	Realized investment losses, net, and related charges and adjustments	(3,003)	(2,230)	(556)	(2,360)	(8)
101	95	6%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	95	(471)	103	23	101
(43)	(143)	70%	Change in experience-rated contractholder liabilities due to asset value changes	(143)	471	(73)	(28)	(43)
73	29	152%	Divested businesses	29	(84)	43	41	73
11	(34)	132%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(34)	24	11	27	11

134	(3,056)	104%	Total reconciling items, before income taxes	(3,056)	(2,290)	(472)	(2,297)	134
39	(1,237)	103%	Income taxes, not applicable to adjusted operating income	(1,237)	(700)	(67)	(853)	39

95	(1,819)	105%	Total reconciling items, after income taxes	(1,819)	(1,590)	(405)	(1,444)	95

1,232	(747)	265%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(747)	(497)	968	(396)	1,232
(11)	11	-200%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	11	(22)	(10)	(27)	(11)

1,221	(736)	266%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(736)	(519)	958	(423)	1,221
11	35	-69%	Earnings attributable to noncontrolling interests	35	27	13	32	11

1,232	(701)	276%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(701)	(492)	971	(391)	1,232
4	1	300%	Income (loss) from discontinued operations, net of taxes	1	2	8	(4)	4

1,236	(700)	277%	Net income (loss) of Financial Services Businesses	(700)	(490)	979	(395)	1,236
11	35	-69%	Less: Income attributable to noncontrolling interests	35	27	13	32	11

1,225	(735)	267%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(735)	(517)	966	(427)	1,225

17.7%	16.2%		Operating Return on Average Equity (based on adjusted operating income)	16.2%	17.0%	21.4%	16.3%	17.7%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
1,225	(735)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(735)	(517)	966	(427)	1,225
13	15		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	15	3	61	(33)	13

1,238	(720)		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(720)	(514)	1,027	(460)	1,238

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted): (1)
2.40	2.27	Financial Services Businesses after-tax adjusted operating income	2.27	2.30	2.89	2.20	2.40

		Reconciling items:
(0.02)	(6.37)	Realized investment losses, net, and related charges and adjustments	(6.37)	(4.72)	(1.18)	(5.01)	(0.02)
0.21	0.20	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.20	(1.00)	0.22	0.05	0.21
(0.09)	(0.30)	Change in experience-rated contractholder liabilities due to asset value changes	(0.30)	1.00	(0.15)	(0.06)	(0.09)
0.16	0.06	Divested businesses	0.06	(0.18)	0.09	0.09	0.16
—	0.02	Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.02	0.01	0.01	—

0.26	(6.39)	Total reconciling items, before income taxes	(6.39)	(4.88)	(1.01)	(4.92)	0.26
0.08	(2.54)	Income taxes, not applicable to adjusted operating income	(2.54)	(1.46)	(0.14)	(1.79)	0.08

0.18	(3.85)	Total reconciling items, after income taxes	(3.85)	(3.42)	(0.87)	(3.13)	0.18

2.58	(1.58)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1.58)	(1.12)	2.02	(0.93)	2.58
0.01	—	Income (loss) from discontinued operations, net of taxes	—	—	0.02	(0.01)	0.01

2.59	(1.58)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1.58)	(1.12)	2.04	(0.94)	2.59

460.9	464.3	Weighted average number of outstanding Common shares (basic)	464.3	464.1	462.6	461.5	460.9

470.3	471.7	Weighted average number of outstanding Common shares (diluted)	471.7	472.2	472.0	471.2	470.3

(2)	4	Direct equity adjustments for earnings per share calculation	4	1	2	(5)	(2)

4	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
10	10	Financial Services Businesses after-tax adjusted operating income	10	11	13	9	10
11	2	Income from continuing operations (after-tax) of Financial Services Businesses	2	2	9	2	11

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2013, June 30, 2013, and December 31, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,153	2,545	3,043	2,594	3,944
		Long-term debt	18,009	17,083	17,083	17,069	16,081
		Junior Subordinated Long-Term Debt	5,804	4,884	4,884	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	38,392	33,669	32,818	33,885	36,770
		Excluding accumulated other comprehensive income (3)	26,179	25,343	26,034	25,299	26,117
		Amount included above for foreign currency exchange rate remeasurement (4)	(1,782)	(2,796)	(2,036)	(2,818)	(2,668)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	27,961	28,139	28,070	28,117	28,785

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	81.77	71.76	70.05	72.30	78.87
		Excluding accumulated other comprehensive income (3)	55.76	54.01	55.57	53.98	56.02
		Amount included above for foreign currency exchange rate remeasurement (4)	(3.80)	(5.96)	(4.35)	(6.01)	(5.72)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	59.56	59.97	59.92	59.99	61.74

		Number of diluted shares at end of period (2)	469.5	469.2	468.5	468.7	466.2

		Common Stock Price Range (based on closing price):
91.23	60.41	High	60.41	73.03	82.62	92.43	91.23
80.45	54.64	Low	54.64	54.91	73.30	75.99	80.45
84.65	58.99	Close	58.99	73.03	77.98	92.22	84.65

		Common Stock market capitalization (1)	27,448	33,813	36,019	42,523	38,973

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

OPERATIONS HIGHLIGHTS

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	323.2	319.1	330.3	341.7	352.2
		Retail customers	143.8	152.4	159.1	170.7	172.9
		General account	373.3	354.5	358.7	357.5	365.8

		Total Investment Management and Advisory Services	840.3	826.0	848.1	869.9	890.9
		Non-proprietary assets under management	180.7	174.4	186.9	195.9	197.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,021.0	1,000.4	1,035.0	1,065.8	1,088.7
		Managed by U.S. Individual Life and Group Insurance Division	22.6	21.5	21.9	22.3	23.1
		Managed by International Insurance Division	17.8	21.8	19.3	19.0	19.1

		Total assets under management	1,061.4	1,043.7	1,076.2	1,107.1	1,130.9
		Client assets under administration	105.5	106.2	111.1	116.6	120.5

		Total assets under management and administration	1,166.9	1,149.9	1,187.3	1,223.7	1,251.4

		Assets managed or administered for customers outside of the United States at end of period	241.2	236.7	244.2	242.9	251.7

		Distribution Representatives (1):
		Prudential Agents	2,701	2,724	2,780	2,722	2,759
		International Life Planners	7,101	7,113	7,208	7,248	7,194
		Gibraltar Life Consultants	10,252	9,795	9,298	9,327	8,806

44	48	Prudential Agent productivity ($ thousands)	48	49	50	67	44

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2013				2014
2014	2013	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
5,130	6,329	-19%	Premiums	6,329	6,115	5,414	5,257	5,130
1,509	1,425	6%	Policy charges and fee income	1,425	1,460	1,284	1,445	1,509
3,017	2,821	7%	Net investment income	2,821	2,901	2,873	2,935	3,017
1,280	1,225	4%	Asset management fees, commissions and other income	1,225	1,244	1,212	1,341	1,280

10,936	11,800	-7%	Total revenues	11,800	11,720	10,783	10,978	10,936

			Benefits and Expenses (1):
5,417	6,332	-14%	Insurance and annuity benefits	6,332	6,171	5,420	5,387	5,417
925	966	-4%	Interest credited to policyholders’ account balances	966	929	886	921	925
321	327	-2%	Interest expense	327	331	296	306	321
(668)	(864)	23%	Deferral of acquisition costs	(864)	(706)	(646)	(686)	(668)
469	475	-1%	Amortization of acquisition costs	475	502	31	386	469
2,901	3,086	-6%	General and administrative expenses	3,086	2,976	2,883	3,203	2,901

9,365	10,322	-9%	Total benefits and expenses	10,322	10,203	8,870	9,517	9,365

1,571	1,478	6%	Adjusted operating income before income taxes	1,478	1,517	1,913	1,461	1,571

			Reconciling items:
49	(3,305)	101%	Realized investment gains (losses), net, and related adjustments	(3,305)	(2,698)	(1,319)	(2,634)	49
(57)	302	-119%	Related charges	302	468	763	274	(57)

(8)	(3,003)	100%	Total realized investment losses, net, and related charges and adjustments	(3,003)	(2,230)	(556)	(2,360)	(8)

101	95	6%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	95	(471)	103	23	101
(43)	(143)	70%	Change in experience-rated contractholder liabilities due to asset value changes	(143)	471	(73)	(28)	(43)
73	29	152%	Divested businesses	29	(84)	43	41	73
11	(34)	132%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(34)	24	11	27	11

134	(3,056)	104%	Total reconciling items, before income taxes	(3,056)	(2,290)	(472)	(2,297)	134

1,705	(1,578)	208%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(1,578)	(773)	1,441	(836)	1,705
473	(831)	157%	Income tax expense (benefit)	(831)	(276)	473	(440)	473

1,232	(747)	265%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(747)	(497)	968	(396)	1,232

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	03/31/2013	06/30/2013	09/30/2013	12/31/2013	03/31/2014

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $232,366; $226,247; $231,616; $228,099; $232,097)	254,222	242,059	245,032	243,654	251,059
Fixed maturities, held to maturity, at amortized cost (fair value $4,186; $3,769; $3,872; $3,553; $3,537)	3,878	3,562	3,629	3,312	3,275
Trading account assets supporting insurance liabilities, at fair value	20,890	20,658	21,131	20,827	20,935
Other trading account assets, at fair value	6,584	5,809	6,121	6,111	7,692
Equity securities, available for sale, at fair value (cost $4,070; $4,102; $4,279; $4,561; $4,785)	5,315	5,289	5,488	6,026	6,249
Commercial mortgage and other loans	28,744	28,320	29,709	31,335	32,471
Policy loans	6,861	6,679	6,827	6,753	6,862
Other long-term investments	7,689	7,847	7,904	8,304	8,393
Short-term investments	4,700	6,344	6,404	5,837	4,625

Total investments	338,883	326,567	332,245	332,159	341,561
Cash and cash equivalents	14,023	12,425	11,950	10,797	11,294
Accrued investment income	2,523	2,528	2,533	2,505	2,532
Deferred policy acquisition costs	13,968	14,547	15,812	16,101	16,229
Value of business acquired	4,167	3,846	3,837	3,675	3,610
Other assets	13,392	13,050	12,677	13,082	13,412
Separate account assets	266,308	264,054	275,091	285,060	288,161

Total assets	653,264	637,017	654,145	663,379	676,799

Liabilities:
Future policy benefits	160,290	153,683	158,857	156,601	161,466
Policyholders’ account balances	132,913	131,222	132,202	131,298	131,899
Securities sold under agreements to repurchase	3,679	3,707	3,530	4,128	4,864
Cash collateral for loaned securities	2,375	4,927	4,988	4,230	4,035
Income taxes	8,467	5,581	5,367	6,010	7,328
Senior short-term debt	2,153	2,545	3,043	2,594	3,944
Senior long-term debt	18,009	17,083	17,083	17,069	16,081
Junior subordinated long-term debt	5,804	4,884	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	1,896	2,147	2,423	3,302	4,101
Other liabilities	12,389	12,877	13,229	13,715	12,625
Separate account liabilities	266,308	264,054	275,091	285,060	288,161

Total liabilities	614,283	602,710	620,697	628,891	639,388

Attributed Equity:
Accumulated other comprehensive income	12,213	8,326	6,784	8,586	10,653
Other attributed equity	26,179	25,343	26,034	25,299	26,117

Total attributed equity	38,392	33,669	32,818	33,885	36,770

Noncontrolling Interest	589	638	630	603	641

Total Equity	38,981	34,307	33,448	34,488	37,411

Total liabilities and equity	653,264	637,017	654,145	663,379	676,799

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,130	197	1,240	3,696	(3)
Policy charges and fee income	1,509	695	688	138	(12)
Net investment income	3,017	1,276	558	1,084	99
Asset management fees, commissions and other income	1,280	1,187	172	157	(236)

Total revenues	10,936	3,355	2,658	5,075	(152)

Benefits and Expenses (1):
Insurance and annuity benefits	5,417	660	1,621	3,113	23
Interest credited to policyholders’ account balances	925	476	210	239	—
Interest expense	321	36	124	—	161
Deferral of acquisition costs	(668)	(128)	(143)	(412)	15
Amortization of acquisition costs	469	132	99	250	(12)
General and administrative expenses	2,901	1,234	616	1,048	3

Total benefits and expenses	9,365	2,410	2,527	4,238	190

Adjusted operating income (loss) before income taxes	1,571	945	131	837	(342)

	Three Months Ended March 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,329	145	1,279	4,914	(9)
Policy charges and fee income	1,425	619	657	159	(10)
Net investment income	2,821	1,160	473	1,093	95
Asset management fees, commissions and other income	1,225	1,122	148	184	(229)

Total revenues	11,800	3,046	2,557	6,350	(153)

Benefits and Expenses (1):
Insurance and annuity benefits	6,332	524	1,605	4,203	—
Interest credited to policyholders’ account balances	966	506	193	267	—
Interest expense	327	33	96	1	197
Deferral of acquisition costs	(864)	(235)	(220)	(427)	18
Amortization of acquisition costs	475	145	73	270	(13)
General and administrative expenses	3,086	1,304	664	1,159	(41)

Total benefits and expenses	10,322	2,277	2,411	5,473	161

Adjusted operating income (loss) before income taxes	1,478	769	146	877	(314)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	341,561	122,348	47,955	156,496	14,762
Deferred policy acquisition costs	16,229	5,740	4,269	6,540	(320)
Other assets	30,848	11,136	10,445	9,156	111
Separate account assets	288,161	244,951	43,925	2,114	(2,829)

Total assets	676,799	384,175	106,594	174,306	11,724

Liabilities:
Future policy benefits	161,466	51,326	12,971	93,665	3,504
Policyholders’ account balances	131,899	55,535	29,139	47,222	3
Debt	24,909	5,605	9,518	39	9,747
Other liabilities	32,953	11,715	6,098	12,800	2,340
Separate account liabilities	288,161	244,951	43,925	2,114	(2,829)

Total liabilities	639,388	369,132	101,651	155,840	12,765

Attributed Equity:
Accumulated other comprehensive income (loss)	10,653	1,558	864	8,930	(699)
Other attributed equity	26,117	12,894	4,079	9,477	(333)

Total attributed equity	36,770	14,452	4,943	18,407	(1,032)

Noncontrolling Interest	641	591	—	59	(9)

Total Equity	37,411	15,043	4,943	18,466	(1,041)

Total liabilities and equity	676,799	384,175	106,594	174,306	11,724

	As of December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	332,159	117,314	46,351	152,219	16,275
Deferred policy acquisition costs	16,101	5,715	4,295	6,407	(316)
Other assets	30,059	11,207	10,088	8,102	662
Separate account assets	285,060	242,344	43,441	1,949	(2,674)

Total assets	663,379	376,580	104,175	168,677	13,947

Liabilities:
Future policy benefits	156,601	49,521	12,520	91,145	3,415
Policyholders’ account balances	131,298	55,510	28,918	46,858	12
Debt	24,547	5,523	9,245	55	9,724
Other liabilities	31,385	9,800	5,629	11,821	4,135
Separate account liabilities	285,060	242,344	43,441	1,949	(2,674)

Total liabilities	628,891	362,698	99,753	151,828	14,612

Attributed Equity:
Accumulated other comprehensive income (loss)	8,586	689	413	8,251	(767)
Other attributed equity	25,299	12,590	4,009	8,588	112

Total attributed equity	33,885	13,279	4,422	16,839	(655)

Noncontrolling Interest	603	603	—	10	(10)

Total Equity	34,488	13,882	4,422	16,849	(665)

Total liabilities and equity	663,379	376,580	104,175	168,677	13,947

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2014				As of December 31, 2013
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	316	5,436	4,884	10,636	309	5,036	4,884	10,229
Operating Debt - Investment related	2,902	6,872	—	9,774	1,867	8,035	—	9,902
Operating Debt - Specified businesses	726	3,480	—	4,206	418	3,802	—	4,220
Limited recourse and non-recourse borrowing	—	293	—	293	—	196	—	196

Total debt - Financial Services Businesses	3,944	16,081	4,884	24,909	2,594	17,069	4,884	24,547

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,600	—	1,675	75	1,600	—	1,675

Total debt	75	1,600	—	1,675	75	1,600	—	1,675

	As of March 31, 2014				As of December 31, 2013
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,217	1,042	377	10,636	8,817	1,042	370	10,229
Operating Debt - Investment related	5,837	729	3,208	9,774	6,281	411	3,210	9,902
Operating Debt - Specified businesses	3,036	1,170	—	4,206	2,969	1,251	—	4,220
Limited recourse and non-recourse borrowing	—	293	—	293	—	196	—	196

Total debt - Financial Services Businesses	18,090	3,234	3,585	24,909	18,067	2,900	3,580	24,547

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both March 31, 2014 and December 31, 2013.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2013				2014
2014	2013	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
197	145	36%	Premiums	145	256	276	331	197
695	619	12%	Policy charges and fee income	619	654	665	690	695
1,276	1,160	10%	Net investment income	1,160	1,236	1,196	1,255	1,276
1,187	1,122	6%	Asset management fees, commissions and other income	1,122	1,156	1,157	1,253	1,187

3,355	3,046	10%	Total revenues	3,046	3,302	3,294	3,529	3,355

			Benefits and Expenses (1):
660	524	26%	Insurance and annuity benefits	524	683	598	733	660
476	506	-6%	Interest credited to policyholders’ account balances	506	495	433	476	476
36	33	9%	Interest expense	33	31	31	33	36
(128)	(235)	46%	Deferral of acquisition costs	(235)	(141)	(136)	(137)	(128)
132	145	-9%	Amortization of acquisition costs	145	137	(92)	107	132
1,234	1,304	-5%	General and administrative expenses	1,304	1,246	1,229	1,321	1,234

2,410	2,277	6%	Total benefits and expenses	2,277	2,451	2,063	2,533	2,410

945	769	23%	Adjusted operating income before income taxes	769	851	1,231	996	945

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	197	29	168	—
Policy charges and fee income	695	642	53	—
Net investment income	1,276	165	1,087	24
Asset management fees, commissions and other income	1,187	321	223	643

Total revenues	3,355	1,157	1,531	667

Benefits and Expenses (1):
Insurance and annuity benefits	660	115	545	—
Interest credited to policyholders’ account balances	476	105	371	—
Interest expense	36	27	6	3
Deferral of acquisition costs	(128)	(116)	(7)	(5)
Amortization of acquisition costs	132	122	5	5
General and administrative expenses	1,234	516	247	471

Total benefits and expenses	2,410	769	1,167	474

Adjusted operating income before income taxes	945	388	364	193

	Three Months Ended March 31, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	145	24	121	—
Policy charges and fee income	619	571	48	—
Net investment income	1,160	176	966	18
Asset management fees, commissions and other income	1,122	297	201	624

Total revenues	3,046	1,068	1,336	642

Benefits and Expenses (1):
Insurance and annuity benefits	524	42	482	—
Interest credited to policyholders’ account balances	506	118	388	—
Interest expense	33	23	7	3
Deferral of acquisition costs	(235)	(223)	(5)	(7)
Amortization of acquisition costs	145	134	5	6
General and administrative expenses	1,304	602	231	471

Total benefits and expenses	2,277	696	1,108	473

Adjusted operating income before income taxes	769	372	228	169

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
150,467	131,608	Beginning total account value	131,608	139,034	137,775	143,697	150,467
1,606	3,898	Sales: Highest Daily Suite (1)	3,898	2,098	1,913	1,714	1,606
698	310	Other variable annuities (2)	310	341	475	698	698

2,304	4,208	Total sales	4,208	2,439	2,388	2,412	2,304
(2,158)	(1,776)	Surrenders and withdrawals	(1,776)	(1,898)	(1,824)	(2,069)	(2,158)

146	2,432	Net sales	2,432	541	564	343	146
(340)	(310)	Benefit payments	(310)	(326)	(310)	(336)	(340)

(194)	2,122	Net flows	2,122	215	254	7	(194)
2,194	6,039	Change in market value, interest credited, and other	6,039	(666)	6,479	7,603	2,194
(847)	(735)	Policy charges	(735)	(808)	(811)	(840)	(847)

151,620	139,034	Ending total account value	139,034	137,775	143,697	150,467	151,620

		Variable Annuities Account Value by Product:
113,804	101,674	Highest Daily suite (1)	101,674	101,589	106,772	112,454	113,804
37,816	37,360	Other variable annuities (2)	37,360	36,186	36,925	38,013	37,816

151,620	139,034	Ending total account value	139,034	137,775	143,697	150,467	151,620

		Fixed Annuities and other products (3):
3,673	3,734	Beginning total account value	3,734	3,714	3,699	3,681	3,673
17	16	Sales	16	14	16	20	17
(35)	(41)	Surrenders and withdrawals	(41)	(38)	(40)	(41)	(35)

(18)	(25)	Net redemptions	(25)	(24)	(24)	(21)	(18)
(71)	(71)	Benefit payments	(71)	(96)	(83)	(85)	(71)

(89)	(96)	Net flows	(96)	(120)	(107)	(106)	(89)
73	77	Interest credited and other	77	105	91	98	73
(1)	(1)	Policy charges	(1)	—	(2)	—	(1)

3,656	3,714	Ending total account value	3,714	3,699	3,681	3,673	3,656

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
604	703	Insurance Agents	703	547	575	600	604
440	923	Wirehouses	923	464	433	426	440
940	1,935	Independent Financial Planners	1,935	1,009	1,001	1,033	940
337	663	Bank Distribution	663	433	395	373	337

2,321	4,224	Total	4,224	2,453	2,404	2,432	2,321

(1)	Includes variable annuities with “Highest Daily” optional living benefits and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI) and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
10,054	11,564	Beginning balance	11,564	11,148	10,903	10,409	10,054
251	488	Premiums and deposits	488	258	230	222	251
(220)	(268)	Surrenders and withdrawals	(268)	(245)	(217)	(233)	(220)

31	220	Net sales (redemptions)	220	13	13	(11)	31
(91)	(89)	Benefit payments	(89)	(116)	(102)	(101)	(91)

(60)	131	Net flows	131	(103)	(89)	(112)	(60)
98	86	Interest credited and other	86	92	81	78	98
(210)	(632)	Net transfers to separate account	(632)	(234)	(484)	(321)	(210)
(1)	(1)	Policy charges	(1)	—	(2)	—	(1)

9,881	11,148	Ending balance	11,148	10,903	10,409	10,054	9,881

		Account Values in Separate Account (1):
144,086	123,778	Beginning balance	123,778	131,600	130,571	136,969	144,086
2,070	3,736	Premiums and deposits	3,736	2,195	2,174	2,210	2,070
(1,973)	(1,549)	Surrenders and withdrawals	(1,549)	(1,691)	(1,647)	(1,877)	(1,973)

97	2,187	Net sales	2,187	504	527	333	97
(320)	(292)	Benefit payments	(292)	(306)	(291)	(320)	(320)

(223)	1,895	Net flows	1,895	198	236	13	(223)
2,169	6,030	Change in market value, interest credited and other	6,030	(653)	6,489	7,623	2,169
210	632	Net transfers from general account	632	234	484	321	210
(847)	(735)	Policy charges	(735)	(808)	(811)	(840)	(847)

145,395	131,600	Ending balance	131,600	130,571	136,969	144,086	145,395

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2013				2014
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	7,764	7,290	7,037	6,799	6,514
Guaranteed minimum withdrawal benefits	945	895	889	886	851
Guaranteed minimum income benefits	3,639	3,519	3,583	3,667	3,578
Guaranteed minimum withdrawal & income benefits	101,688	101,686	107,109	113,246	115,079

Total	114,036	113,390	118,618	124,598	126,022

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	98,362	98,119	102,783	107,910	109,139
Account Values without Auto-Rebalancing Feature	15,674	15,271	15,835	16,688	16,883

Total	114,036	113,390	118,618	124,598	126,022

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,435	3,134	2,378	1,735	1,761
Net Amount at Risk without Auto-Rebalancing Feature	1,346	1,434	1,176	910	895

Total	3,781	4,568	3,554	2,645	2,656

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2013				2014
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	102,944	102,277	107,025	112,445	113,733
Net amount at risk	584	677	532	465	440
Minimum return, anniversary contract value, or maximum contract value:
Account value	33,046	32,511	33,592	34,846	34,750
Net amount at risk	3,574	3,931	3,330	2,817	2,806

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	98,362	98,119	102,783	107,910	109,139
Account Values without Auto-Rebalancing Feature	37,628	36,669	37,834	39,381	39,344

Total	135,990	134,788	140,617	147,291	148,483

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	715	1,064	774	613	624
Net Amount at Risk without Auto-Rebalancing Feature	3,443	3,544	3,088	2,669	2,622

Total	4,158	4,608	3,862	3,282	3,246

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
173,502	148,405	Beginning total account value	148,405	156,380	157,738	165,364	173,502
8,587	5,679	Deposits and sales	5,679	3,697	5,455	5,846	8,587
(6,003)	(4,676)	Withdrawals and benefits	(4,676)	(3,622)	(4,627)	(5,786)	(6,003)
2,064	6,972	Change in market value, interest credited, interest income and other activity	6,972	1,283	6,798	8,078	2,064

178,150	156,380	Ending total account value	156,380	157,738	165,364	173,502	178,150

2,584	1,003	Net additions	1,003	75	828	60	2,584

		Stable value account values included above	43,065	43,365	44,186	44,013	44,461

		Institutional Investment Products:
149,402	141,435	Beginning total account value	141,435	143,011	144,101	147,100	149,402
1,733	3,845	Additions	3,845	4,360	5,034	4,055	1,733
(3,017)	(2,319)	Withdrawals and benefits	(2,319)	(2,462)	(2,487)	(2,683)	(3,017)
1,456	202	Change in market value, interest credited and interest income	202	(662)	547	979	1,456
87	(152)	Other (1)	(152)	(146)	(95)	(49)	87

149,661	143,011	Ending total account value (2)	143,011	144,101	147,100	149,402	149,661

(1,284)	1,526	Net additions (withdrawals)	1,526	1,898	2,547	1,372	(1,284)

(1)	“Other” activity primarily represents changes in asset balances for externally managed accounts.
(2)	Ending total account values for Institutional Investment Products business includes $1.9 billion as of March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013, and March 31, 2014, respectively, related to collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2013				2014
2014	2013			1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
489	451	8%	Asset management fees	451	467	472	491	489
66	51	29%	Other related revenues	51	57	52	94	66
112	140	-20%	Service, distribution and other revenues	140	138	125	140	112

667	642	4%	Total Asset Management segment revenues	642	662	649	725	667

			Analysis of asset management fees by source:
214	203	5%	Institutional customers	203	207	210	218	214
173	145	19%	Retail customers	145	154	161	171	173
102	103	-1%	General account	103	106	101	102	102

489	451	8%	Total asset management fees	451	467	472	491	489

Supplementary Assets Under Management Information (in billions):
	March 31, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	63.2	254.0	35.0	352.2
Retail customers	118.0	52.7	2.2	172.9
General account	9.0	355.4	1.4	365.8

Total	190.2	662.1	38.6	890.9

	March 31, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	56.6	234.7	31.9	323.2
Retail customers	94.2	47.6	2.0	143.8
General account	7.8	364.0	1.5	373.3

Total	158.6	646.3	35.4	840.3

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
300.5	274.6	Beginning assets under management	274.6	282.9	279.6	290.0	300.5
10.9	14.4	Additions	14.4	14.8	14.1	13.8	10.9
(9.0)	(7.5)	Withdrawals	(7.5)	(11.7)	(10.0)	(8.5)	(9.0)
8.0	1.9	Change in market value	1.9	(6.1)	6.0	6.0	8.0
(0.1)	(0.2)	Net money market flows	(0.2)	—	0.2	(0.5)	(0.1)
0.1	(0.3)	Other (1)	(0.3)	(0.3)	0.1	(0.3)	0.1

310.4	282.9	Ending assets under management	282.9	279.6	290.0	300.5	310.4
41.8	40.3	Affiliated institutional assets under management	40.3	39.5	40.3	41.2	41.8

352.2	323.2	Total assets managed for institutional customers at end of period	323.2	319.1	330.3	341.7	352.2

1.9	6.9	Net institutional additions, excluding money market activity	6.9	3.1	4.1	5.3	1.9

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
115.0	91.1	Beginning assets under management	91.1	97.9	100.4	106.5	115.0
8.0	10.9	Additions	10.9	12.4	7.1	9.8	8.0
(7.8)	(9.1)	Withdrawals	(9.1)	(9.9)	(8.5)	(8.3)	(7.8)
1.8	5.0	Change in market value	5.0	—	7.5	7.0	1.8
—	—	Net money market flows	—	—	—	—	—
—	—	Other	—	—	—	—	—

117.0	97.9	Ending assets under management	97.9	100.4	106.5	115.0	117.0
55.9	45.9	Affiliated retail assets under management	45.9	52.0	52.6	55.7	55.9

172.9	143.8	Total assets managed for retail customers at end of period	143.8	152.4	159.1	170.7	172.9

0.2	1.8	Net retail additions (withdrawals), excluding money market activity	1.8	2.5	(1.4)	1.5	0.2

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013				2014
2014	2013			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,240	1,279	-3%	Premiums	1,279	1,294	1,256	1,269	1,240
688	657	5%	Policy charges and fee income	657	654	487	634	688
558	473	18%	Net investment income	473	504	497	517	558
172	148	16%	Asset management fees, commissions and other income	148	159	143	167	172

2,658	2,557	4%	Total revenues	2,557	2,611	2,383	2,587	2,658

			Benefits and Expenses (1):
1,621	1,605	1%	Insurance and annuity benefits	1,605	1,578	1,496	1,522	1,621
210	193	9%	Interest credited to policyholders’ account balances	193	201	208	206	210
124	96	29%	Interest expense	96	98	108	112	124
(143)	(220)	35%	Deferral of acquisition costs	(220)	(186)	(177)	(190)	(143)
99	73	36%	Amortization of acquisition costs	73	102	(111)	57	99
616	664	-7%	General and administrative expenses	664	655	643	665	616

2,527	2,411	5%	Total benefits and expenses	2,411	2,448	2,167	2,372	2,527

131	146	-10%	Adjusted operating income before income taxes	146	163	216	215	131

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,240	214	1,026
Policy charges and fee income	688	541	147
Net investment income	558	399	159
Asset management fees, commissions and other income	172	142	30

Total revenues	2,658	1,296	1,362

Benefits and Expenses (1):
Insurance and annuity benefits	1,621	548	1,073
Interest credited to policyholders’ account balances	210	149	61
Interest expense	124	122	2
Deferral of acquisition costs	(143)	(143)	—
Amortization of acquisition costs	99	96	3
General and administrative expenses	616	399	217

Total benefits and expenses	2,527	1,171	1,356

Adjusted operating income before income taxes	131	125	6

	Three Months Ended March 31, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,279	193	1,086
Policy charges and fee income	657	515	142
Net investment income	473	330	143
Asset management fees, commissions and other income	148	117	31

Total revenues	2,557	1,155	1,402

Benefits and Expenses (1):
Insurance and annuity benefits	1,605	468	1,137
Interest credited to policyholders’ account balances	193	136	57
Interest expense	96	94	2
Deferral of acquisition costs	(220)	(220)	—
Amortization of acquisition costs	73	71	2
General and administrative expenses	664	469	195

Total benefits and expenses	2,411	1,018	1,393

Adjusted operating income before income taxes	146	137	9

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

9	9	Variable life	9	7	9	13	9
71	157	Universal life	157	124	107	109	71
42	50	Term life	50	53	49	44	42

122	216	Total	216	184	165	166	122

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

22	25	Prudential Agents	25	25	22	23	22
100	191	Third party distribution	191	159	143	143	100

122	216	Total	216	184	165	166	122

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
21,842	10,583	Beginning balance	10,583	20,026	20,710	21,367	21,842
769	1,108	Premiums and deposits	1,108	965	892	834	769
(237)	(240)	Surrenders and withdrawals	(240)	(305)	(266)	(252)	(237)

532	868	Net sales	868	660	626	582	532
(105)	(133)	Benefit payments	(133)	(86)	(91)	(109)	(105)

427	735	Net flows	735	574	535	473	427
65	276	Interest credited and other	276	299	360	235	65
105	88	Net transfers from separate account	88	98	84	98	105
(320)	(340)	Policy charges	(340)	(287)	(322)	(331)	(320)
—	8,684	Acquisition	8,684	—	—	—	—

22,119	20,026	Ending balance	20,026	20,710	21,367	21,842	22,119

		Separate Account Liabilities (3):
26,916	17,817	Beginning balance	17,817	24,611	24,555	25,380	26,916
369	305	Premiums and deposits	305	384	196	392	369
(239)	(233)	Surrenders and withdrawals	(233)	(315)	(122)	(232)	(239)

130	72	Net sales	72	69	74	160	130
(32)	(41)	Benefit payments	(41)	(52)	1	(29)	(32)

98	31	Net flows	31	17	75	131	98
484	1,487	Change in market value, interest credited and other	1,487	353	991	1,744	484
(105)	(88)	Net transfers to general account	(88)	(98)	(84)	(98)	(105)
(240)	(243)	Policy charges	(243)	(328)	(157)	(241)	(240)
—	5,607	Acquisition	5,607	—	—	—	—

27,153	24,611	Ending balance	24,611	24,555	25,380	26,916	27,153

		FACE AMOUNT IN FORCE (4):

		Variable life	175,851	173,991	173,142	172,870	173,382
		Universal life	130,182	135,686	139,808	144,533	147,519
		Term life	597,272	606,212	614,032	621,289	627,425

		Total	903,305	915,889	926,982	938,692	948,326

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:

		Policy Surrender Experience:
286	303	Cash value of surrenders	303	295	284	291	286
2.6%	3.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.1%	2.9%	2.7%	2.7%	2.6%

		Death benefits per $1,000 of in force (1):
5.06	4.35	Variable and universal life	4.35	4.19	5.31	4.41	5.06
1.31	1.29	Term life	1.29	1.34	1.01	1.55	1.31
3.51	3.10	Total, Individual Life Insurance	3.10	3.05	3.53	3.25	3.51

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
137	148	Group life	148	15	33	44	137
33	45	Group disability	45	7	13	8	33

170	193	Total	193	22	46	52	170

		Future Policy Benefits (1) (2):
		Group life	2,297	2,292	2,123	2,281	2,198
		Group disability	34	23	13	3	30

		Total	2,331	2,315	2,136	2,284	2,228

		Policyholders’ Account Balances (1):
		Group life	7,657	7,696	7,822	7,928	7,853
		Group disability	212	214	233	251	254

		Total	7,869	7,910	8,055	8,179	8,107

		Separate Account Liabilities (1):
		Group life	23,076	22,352	22,017	22,706	22,938
		Group disability	—	—	—	—	—

		Total	23,076	22,352	22,017	22,706	22,938

		Group Life Insurance:
1,004	1,074	Gross premiums, policy charges and fee income (3)	1,074	1,052	960	1,013	1,004
973	997	Earned premiums, policy charges and fee income	997	1,001	948	969	973
89.6%	92.2%	Benefits ratio	92.2%	90.6%	84.8%	86.2%	89.6%
11.2%	9.2%	Administrative operating expense ratio	9.2%	9.6%	11.1%	10.8%	11.2%
		Persistency ratio	95.0%	94.7%	93.8%	93.7%	94.9%

		Group Disability Insurance:
221	240	Gross premiums, policy charges and fee income (3)	240	242	243	242	221
200	231	Earned premiums, policy charges and fee income	231	220	223	225	200
100.5%	94.4%	Benefits ratio	94.4%	93.2%	91.9%	91.6%	100.5%
29.0%	26.7%	Administrative operating expense ratio	26.7%	25.6%	25.9%	28.1%	29.0%
		Persistency ratio	91.7%	89.7%	88.1%	87.0%	87.0%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,490	3,829	Beginning balance	3,829	4,223	4,577	5,314	5,490
116	223	Capitalization	223	127	124	124	116
(122)	(134)	Amortization - operating results	(134)	(124)	99	(98)	(122)
41	271	Amortization - realized investment gains and losses	271	291	510	142	41
(12)	34	Impact of unrealized (gains) or losses on AFS securities	34	60	4	8	(12)
—	—	Other	—	—	—	—	—

5,513	4,223	Ending balance	4,223	4,577	5,314	5,490	5,513

		INDIVIDUAL LIFE INSURANCE:
4,112	3,116	Beginning balance	3,116	3,317	3,646	3,952	4,112
143	220	Capitalization	220	188	173	181	143
(96)	(71)	Amortization - operating results	(71)	(99)	113	(54)	(96)
2	2	Amortization - realized investment gains and losses	2	5	4	4	2
(72)	50	Impact of unrealized (gains) or losses on AFS securities	50	235	16	29	(72)

4,089	3,317	Ending balance	3,317	3,646	3,952	4,112	4,089

		GROUP INSURANCE:
183	182	Beginning balance	182	180	175	177	183
—	—	Capitalization	—	(2)	4	9	—
(3)	(2)	Amortization - operating results	(2)	(3)	(2)	(3)	(3)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

180	180	Ending balance	180	175	177	183	180

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,813	1,357	Beginning balance	1,357	1,425	1,506	1,764	1,813
7	16	Capitalization	16	15	13	9	7
(50)	(54)	Amortization - operating results	(54)	(52)	8	(39)	(50)
(11)	92	Amortization - realized investment gains and losses	92	101	235	76	(11)
(3)	14	Impact of unrealized (gains) or losses on AFS securities	14	17	2	3	(3)
—	—	Other	—	—	—	—	—

1,756	1,425	Ending balance	1,425	1,506	1,764	1,813	1,756

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013				2014
2014	2013			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,696	4,914	-25%	Premiums	4,914	4,570	3,889	3,664	3,696
138	159	-13%	Policy charges and fee income	159	162	142	136	138
1,084	1,093	-1%	Net investment income	1,093	1,067	1,086	1,060	1,084
157	184	-15%	Asset management fees, commissions and other income	184	141	142	131	157

5,075	6,350	-20%	Total revenues	6,350	5,940	5,259	4,991	5,075

			Benefits and Expenses (1):
3,113	4,203	-26%	Insurance and annuity benefits	4,203	3,904	3,349	3,150	3,113
239	267	-10%	Interest credited to policyholders’ account balances	267	233	245	239	239
—	1	-100%	Interest expense	1	—	—	2	—
(412)	(427)	4%	Deferral of acquisition costs	(427)	(397)	(347)	(372)	(412)
250	270	-7%	Amortization of acquisition costs	270	275	234	232	250
1,048	1,159	-10%	General and administrative expenses	1,159	1,075	1,000	1,093	1,048

4,238	5,473	-23%	Total benefits and expenses	5,473	5,090	4,481	4,344	4,238

837	877	-5%	Adjusted operating income before income taxes	877	850	778	647	837

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,696	1,884	1,812
Policy charges and fee income	138	91	47
Net investment income	1,084	431	653
Asset management fees, commissions and other income	157	73	84

Total revenues	5,075	2,479	2,596

Benefits and Expenses (1):
Insurance and annuity benefits	3,113	1,637	1,476
Interest credited to policyholders’ account balances	239	60	179
Interest expense	—	—	—
Deferral of acquisition costs	(412)	(209)	(203)
Amortization of acquisition costs	250	134	116
General and administrative expenses	1,048	438	610

Total benefits and expenses	4,238	2,060	2,178

Adjusted operating income before income taxes	837	419	418

	Three Months Ended March 31, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	4,914	1,890	3,024
Policy charges and fee income	159	90	69
Net investment income	1,093	403	690
Asset management fees, commissions and other income	184	60	124

Total revenues	6,350	2,443	3,907

Benefits and Expenses (1):
Insurance and annuity benefits	4,203	1,591	2,612
Interest credited to policyholders’ account balances	267	69	198
Interest expense	1	1	—
Deferral of acquisition costs	(427)	(210)	(217)
Amortization of acquisition costs	270	120	150
General and administrative expenses	1,159	450	709

Total benefits and expenses	5,473	2,021	3,452

Adjusted operating income before income taxes	877	422	455

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2013				2014
2014	2013		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,538	1,559	Japan, excluding Gibraltar Life	1,559	1,292	1,271	1,273	1,538
1,859	3,093	Gibraltar Life	3,093	3,024	2,337	2,063	1,859
437	421	All other countries	421	416	423	464	437

3,834	5,073	Total	5,073	4,732	4,031	3,800	3,834

		Annualized new business premiums:
227	249	Japan, excluding Gibraltar Life	249	179	152	183	227
361	459	Gibraltar Life	459	498	407	392	361
104	96	All other countries	96	76	85	108	104

692	804	Total	804	753	644	683	692

		Annualized new business premiums by distribution channel:
331	345	Life Planner Operations	345	255	237	291	331
158	204	Gibraltar Life Consultants	204	232	176	167	158
144	209	Banks	209	197	182	169	144
59	46	Independent Agency	46	69	49	56	59

692	804	Total	804	753	644	683	692

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,815	1,704	Japan, excluding Gibraltar Life	1,704	1,468	1,460	1,479	1,815
2,200	3,326	Gibraltar Life	3,326	3,484	2,695	2,378	2,200
416	392	All other countries	392	403	408	436	416

4,431	5,422	Total	5,422	5,355	4,563	4,293	4,431

		Annualized new business premiums:
270	274	Japan, excluding Gibraltar Life	274	206	177	212	270
403	476	Gibraltar Life	476	550	450	428	403
99	91	All other countries	91	71	81	102	99

772	841	Total	841	827	708	742	772

		Annualized new business premiums by distribution channel:
369	365	Life Planner Operations	365	277	258	314	369
182	212	Gibraltar Life Consultants	212	256	195	186	182
154	217	Banks	217	218	200	182	154
67	47	Independent Agency	47	76	55	60	67

772	841	Total	841	827	708	742	772

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2013				2014
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	356	359	361	364	368
Gibraltar Life	405	405	406	406	406
All other countries	106	107	108	110	111

Total	867	871	875	880	885

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,880	2,911	2,936	2,969	3,015
Gibraltar Life	7,417	7,340	7,307	7,274	7,217
All other countries	1,680	1,697	1,715	1,742	1,766

Total	11,977	11,948	11,958	11,985	11,998

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	93.2%	93.1%	93.0%	93.0%
25 months	86.3%	86.3%	85.9%	85.6%	85.9%

Gibraltar Life (3):
13 months	89.4%	89.6%	90.8%	90.9%	91.0%
25 months	82.2%	81.9%	83.0%	82.4%	81.8%

Number of Life Planners at end of period:
Japan	3,284	3,243	3,274	3,258	3,298
All other countries	3,817	3,870	3,934	3,990	3,896

Total Life Planners	7,101	7,113	7,208	7,248	7,194

Gibraltar Life Consultants	10,252	9,795	9,298	9,327	8,806

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2014				December 31, 2013
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	247,052	28,285	218,767	65.6%	240,090	27,401	212,689	65.4%
Public, held-to-maturity, at amortized cost	2,481	—	2,481	0.7%	2,500	—	2,500	0.8%
Private, available-for-sale, at fair value	47,957	15,977	31,980	9.6%	46,461	15,811	30,650	9.4%
Private, held-to-maturity, at amortized cost	794	—	794	0.2%	812	—	812	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,935	—	20,935	6.3%	20,827	—	20,827	6.4%
Other trading account assets, at fair value	1,693	329	1,364	0.4%	1,683	342	1,341	0.4%
Equity securities, available-for-sale, at fair value	10,184	3,942	6,242	1.9%	9,903	3,884	6,019	1.8%
Commercial mortgage and other loans, at book value	42,229	9,921	32,308	9.7%	40,806	9,673	31,133	9.6%
Policy loans, at outstanding balance	11,833	4,971	6,862	2.1%	11,766	5,013	6,753	2.1%
Other long-term investments (1)	9,410	2,084	7,326	2.2%	9,196	2,024	7,172	2.2%
Short-term investments	5,892	1,398	4,494	1.3%	7,311	1,866	5,445	1.7%

Subtotal (2)	400,460	66,907	333,553	100.0%	391,355	66,014	325,341	100.0%

Invested assets of other entities and operations (3)	8,008	—	8,008		6,818	—	6,818

Total investments	408,468	66,907	341,561		398,173	66,014	332,159

Fixed Maturities by Credit Quality (2):

	March 31, 2014					December 31, 2013
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	175,408	16,288	1,689	190,007	85.8%	171,777	14,808	2,719	183,866	85.4%
2	23,595	2,247	442	25,400	11.5%	24,281	2,029	781	25,529	11.8%

Subtotal - High or Highest Quality Securities	199,003	18,535	2,131	215,407	97.3%	196,058	16,837	3,500	209,395	97.2%

3	4,035	248	88	4,195	1.8%	4,078	256	136	4,198	1.9%
4	1,420	164	27	1,557	0.7%	1,391	162	33	1,520	0.7%
5	143	37	8	172	0.1%	125	22	9	138	0.1%
6	115	20	2	133	0.1%	116	20	3	133	0.1%

Subtotal - Other Securities	5,713	469	125	6,057	2.7%	5,710	460	181	5,989	2.8%

Total	204,716	19,004	2,256	221,464	100.0%	201,768	17,297	3,681	215,384	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	8,349	779	61	9,067	27.6%	7,766	712	92	8,386	26.6%
2	18,801	1,637	108	20,330	61.9%	18,378	1,534	157	19,755	62.7%

Subtotal - High or Highest Quality Securities	27,150	2,416	169	29,397	89.5%	26,144	2,246	249	28,141	89.3%

3	2,320	172	10	2,482	7.6%	2,243	156	16	2,383	7.6%
4	562	26	7	581	1.8%	667	29	18	678	2.2%
5	241	13	3	251	0.8%	197	9	7	199	0.6%
6	92	18	1	109	0.3%	97	11	1	107	0.3%

Subtotal - Other Securities	3,215	229	21	3,423	10.5%	3,204	205	42	3,367	10.7%

Total	30,365	2,645	190	32,820	100.0%	29,348	2,451	291	31,508	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2014 and December 31, 2013, respectively, 378 securities with amortized cost of $1,309 million (fair value $1,356 million) and 306 securities with amortized cost of $806 million (fair value, $831 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	115,484	80.8%	112,501	81.0%
Public, held-to-maturity, at amortized cost	2,481	1.7%	2,500	1.8%
Private, available-for-sale, at fair value	7,200	5.0%	6,762	4.9%
Private, held-to-maturity, at amortized cost	794	0.6%	812	0.6%
Trading account assets supporting insurance liabilities, at fair value	1,905	1.3%	1,925	1.4%
Other trading account assets, at fair value	812	0.6%	884	0.6%
Equity securities, available-for-sale, at fair value	2,613	1.8%	2,557	1.9%
Commercial mortgage and other loans, at book value	6,861	4.8%	6,581	4.7%
Policy loans, at outstanding balance	2,361	1.7%	2,280	1.6%
Other long-term investments (2)	1,657	1.2%	1,576	1.1%
Short-term investments	684	0.5%	541	0.4%

Total	142,852	100.0%	138,919	100.0%

	March 31, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	103,283	54.2%	100,188	53.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	24,780	13.0%	23,888	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,030	10.0%	18,902	10.1%
Other trading account assets, at fair value	552	0.3%	457	0.2%
Equity securities, available-for-sale, at fair value	3,629	1.9%	3,462	1.9%
Commercial mortgage and other loans, at book value	25,447	13.3%	24,552	13.2%
Policy loans, at outstanding balance	4,501	2.4%	4,473	2.4%
Other long-term investments (2)	5,669	3.0%	5,596	3.0%
Short-term investments	3,810	1.9%	4,904	2.6%

Total	190,701	100.0%	186,422	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.79%	2,157	195	3.67%	2,147	53
Equity securities	5.46%	63	33	5.70%	59	34
Commercial mortgage and other loans	4.57%	307	(4)	4.99%	282	(11)
Policy loans	4.85%	82	—	4.60%	76	—
Short-term investments and cash equivalents	0.25%	6	—	0.19%	8	—
Other investments	11.72%	250	(174)	4.39%	88	(935)

Gross investment income before investment expenses	4.03%	2,865	50	3.66%	2,660	(859)
Investment expenses	-0.14%	(72)	—	-0.13%	(80)	—

Subtotal	3.89%	2,793	50	3.53%	2,580	(859)

Investment results of other entities and operations (2)		270	21		295	39
Less, investment income related to adjusted operating income reconciling items		(46)			(54)

Total		3,017	71		2,821	(820)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.93%	803	223	2.78%	833	127
Equity securities	3.97%	18	12	4.11%	19	30
Commercial mortgage and other loans	3.99%	67	(2)	4.23%	65	2
Policy loans	3.71%	21	—	3.38%	22	—
Short-term investments and cash equivalents	0.28%	1	—	0.15%	1	—
Other investments (2)	7.83%	48	136	5.75%	47	(295)

Gross investment income before investment expenses	3.08%	958	369	2.90%	987	(136)
Investment expenses	-0.13%	(39)	—	-0.12%	(42)	—

Total	2.95%	919	369	2.78%	945	(136)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.61%	1,354	(28)	4.61%	1,314	(74)
Equity securities	6.40%	45	21	6.97%	40	4
Commercial mortgage and other loans	4.77%	240	(2)	5.28%	217	(13)
Policy loans	5.44%	61	—	5.36%	54	—
Short-term investments and cash equivalents	0.24%	5	—	0.20%	7	—
Other investments	13.30%	202	(310)	3.45%	41	(640)

Gross investment income before investment expenses	4.77%	1,907	(319)	4.33%	1,673	(723)
Investment expenses	-0.14%	(33)	—	-0.14%	(38)	—

Total	4.63%	1,874	(319)	4.19%	1,635	(723)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Quarterly Financial Supplement First Quarter 2014

RECLASSIFIED U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
102,348	80,519	Beginning total account value	109,743	120,276	120,326	128,949	131,608	139,034	137,775	143,697
18,095	18,859	Sales: Highest Daily suite (1)	4,504	4,838	5,491	3,472	3,898	2,098	1,913	1,714
2,129	2,792	Other variable annuities (2)	439	506	421	306	310	341	475	698

20,224	21,651	Total sales	4,943	5,344	5,912	3,778	4,208	2,439	2,388	2,412
(7,049)	(6,923)	Surrenders and withdrawals	(1,676)	(1,626)	(1,579)	(1,765)	(1,776)	(1,898)	(1,824)	(2,069)

13,175	14,728	Net sales	3,267	3,718	4,333	2,013	2,432	541	564	343
(1,092)	(981)	Benefit payments	(285)	(288)	(283)	(313)	(310)	(326)	(310)	(336)

12,083	13,747	Net flows	2,982	3,430	4,050	1,700	2,122	215	254	7
(2,450)	9,748	Change in market value, interest credited, and other	8,171	(2,742)	5,264	1,687	6,039	(666)	6,479	7,603
(2,238)	(1,666)	Policy charges	(620)	(638)	(691)	(728)	(735)	(808)	(811)	(840)

109,743	102,348	Ending total account value	120,276	120,326	128,949	131,608	139,034	137,775	143,697	150,467

		Variable Annuities Account Value by Product:
72,154	59,352	Highest Daily suite (1)	81,156	83,110	91,366	94,804	101,674	101,589	106,772	112,454
37,589	42,996	Other variable annuities (2)	39,120	37,216	37,583	36,804	37,360	36,186	36,925	38,013

109,743	102,348	Ending total account value	120,276	120,326	128,949	131,608	139,034	137,775	143,697	150,467

		Fixed Annuities and other products (3):
3,837	3,452	Beginning total account value	3,792	3,778	3,768	3,756	3,734	3,714	3,699	3,681
69	103	Sales	16	14	14	11	16	14	16	20
(183)	(215)	Surrenders and withdrawals	(43)	(34)	(35)	(48)	(41)	(38)	(40)	(41)

(114)	(112)	Net redemptions	(27)	(20)	(21)	(37)	(25)	(24)	(24)	(21)
(276)	(267)	Benefit payments	(83)	(62)	(68)	(68)	(71)	(96)	(83)	(85)

(390)	(379)	Net flows	(110)	(82)	(89)	(105)	(96)	(120)	(107)	(106)
346	766	Interest credited and other	96	73	78	83	77	105	91	98
(1)	(2)	Policy charges	—	(1)	(1)	—	(1)	—	(2)	—

3,792	3,837	Ending total account value	3,778	3,768	3,756	3,734	3,714	3,699	3,681	3,673

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
3,223	2,847	Insurance Agents	764	799	903	557	703	547	575	600
4,563	4,612	Wirehouses	1,233	1,299	1,471	929	923	464	433	426
9,140	10,611	Independent Financial Planners	2,103	2,338	2,706	1,661	1,935	1,009	1,001	1,033
3,367	3,684	Bank Distribution	859	922	846	642	663	433	395	373

20,293	21,754	Total	4,959	5,358	5,926	3,789	4,224	2,453	2,404	2,432

(1)	Includes variable annuities with “Highest Daily” optional living benefits and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI) and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 13.8% for the three months ended March 31, 2014, (5.1)% for the three months ended December 31, 2013, 11.6% for the three months ended September 30, 2013, (5.8)% for the three months ended June 30, 2013, and (7.8)% for the three months ended March 31, 2013.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2014

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 7, 2014

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.(1)	NR	twAA+	NR	NR

CREDIT RATINGS:
as of May 7, 2014

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices: Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Investor Information Hotline: Dial 877-998-ROCK for additional printed information or inquiries. Web Site: www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.